Dreyfus
GNMA Fund, Inc.

ANNUAL REPORT
April 30, 1999


(R) [Dreyfus Logo]

Year 2000 Issues
(Unaudited)


The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             13     Statement of Financial Futures

                             14     Statement of Assets and Liabilities

                             15     Statement of Operations

                             16     Statement of Changes in Net Assets

                             17     Financial Highlights

                             18     Notes to Financial Statements

                             24     Report of Independent Auditors

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

               Dreyfus GNMA Fund, Inc.    The Fund

LETTER FROM THE PRESIDENT
-------------------------

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, Inc., covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Michael Hoeh, a member of the Dreyfus Taxable Fixed Income Team.

Despite heightened volatility in fixed-income markets during the first half of the reporting period, the past year has generally been rewarding for fixed-income investors. U.S. Treasury securities rallied strongly while other higher-yielding bonds declined during the summer of 1998 as investors worldwide sought safety in high-quality securities amid economic uncertainty in Japan, Russia and Asia. The subsequent lowering of short-term interest rates by the Federal Reserve Board and other central banks appear to have helped many developed nations withstand the effects of economic weakness in these regions.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer, they subsequently gave back most of their gains. Prices of other types of bonds fell sharply last summer, but later performed well when investors shifted assets back into bond market sectors they had previously avoided. Accordingly, U.S. Treasury securities led the fixed-income markets during the first half of the reporting period, while corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the second half.

We appreciate your confidence, and we look forward to your continued participation in Dreyfus GNMA Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------

Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus GNMA Fund, Inc. perform
relative to its benchmark?

For the 12-month period ended April 30, 1999, Dreyfus GNMA Fund, Inc. achieved a total return of 3.17%, including share price changes and dividend income.1 In comparison, the Lehman Brothers GNMA Index, the Fund's benchmark, returned 6.17%.2 Income dividends paid from net investment income during the period amounted to $0.91, representing a distribution rate per share of 6.26%.3

Early in the fiscal year, the Fund's performance was strong. Later in 1998, however, during the liquidity crisis of September and October of 1998, the Fund's share price declined much more dramatically than the value of many of its competitors. Since November 1, 1998, on an aggregate basis, the Fund's return has surpassed its benchmark averages. Our asset allocation and duration strategy contributed to the recent rebound over the past five to six months.

What is the Fund's investment approach?

The Fund invests primarily in GNMA (Government National Mortgage Association) and GNMA-related securities. The remainder is allocated to other mortgage-related debt. The Fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

   * Prepayment trend analysis. We carefully review prepayment indicators, as an increase in this trend would cause a decline in dividend income levels payable by the Fund.

   * Option-adjusted spread analysis. This tool compares the "optionality" of different mortgage-backed securities with "now optionable" securities (such as U.S. Treasuries). Homeowners have

                                                                  The Fund   3
the right to prepay their mortgage at any time. This essentially gives a call option to the homeowner, exercisable against the mortgage-backed securities investor. Using this tool helps us determine whether it is advisable to purchase optionable securities.

   * Cash flow structure analysis. We review cash flows of different types of securities. During the past six months, our analysis indicated that GNMA project loans had a strong cash flow which is a favorable sign. Because these loans do not allow prepayments, they provided protection against prepayment risk and helped improve the Fund's overall return.

   * Total-rate-of-return scenarios. We calculate expected rates of return for each security over a six-month time horizon. This helps us estimate whether a security is or is not likely to be able to surpass the return generated from its benchmark.

What other factors influenced the Fund's performance?

At the beginning of the fiscal year, the Fund had a significant emphasis in three sectors other than traditional GNMAs: commercial and residential mortgage-backed securities, and asset-backed securities. This allocation contributed positively to performance through the summer.

As the year progressed, several events precipitated a crisis in global bond markets: Russia defaulted on its sovereign debt, Japanese banks declared bankruptcy, and Long Term Capital Management, a large hedge fund that had invested heavily in emerging market debt, experienced significant losses. In an attempt to recover, the large hedge fund sold its most liquid holdings--nearly $10 billion in mortgage-related securities, which prompted U.S. fixed-income investors to panic and join in on the selling.

During this selling period, those credit-sensitive sectors mentioned just above suffered the most. While their fundamentals remained strong, their decline was due to an oversupply in the market. The Fund had higher exposure to commercial and residential mortgage-backed securities than most other GNMA funds, so that the across-the-board price declines that occurred in these sectors caused the Fund's share prices to decline more sharply than those competitor funds.

As market conditions changed, we adjusted the Fund's strategy. As credit-sensitive sectors fell out of favor, we reduced their weighting. We also shortened the Fund's duration, making it less sensitive to changes in interest rates. Since October, credit-sensitive securities have recouped approximately 90% of their value. As they recovered and interest-rate risk diminished, we extended the Fund's duration beyond that of the benchmark, which is currently
2.96 years. Both of these strategies--maintaining a more modest amount of credit-sensitive securities (while selling into a rally in that sector) in the Fund and lengthening duration--boosted the Fund's performance toward fiscal year-end.

What is the Fund's current strategy?

Despite their volatility in 1998, we believe that credit-sensitive securities still offer good value. In our view, the credit and liquidity risks they entail generally will offset the prepayment risk that predominates most GNMA funds, under normal market conditions. Of course, under more extreme market conditions, like last fall's liquidity crisis, the value of these holdings may be severely affected. While we are reducing and diversifying the Fund's overall risk profile, we also continue to invest in a moderate amount of credit-sensitive securities. Within this sector, we are currently focusing on commercial mortgage-backed securities, which we believe still offer an income advantage for GNMA investors at this time.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid.
2 SOURCE: LEHMAN BROTHERS--The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
3 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

                                                                  The Fund   5

FUND PERFORMANCE


[Insert Chart]

$23,785
Lehman Brothers GNMA Index*

$21,019
Dreyfus GNMA Fund, Inc.



Comparison of change in value of $10,000 investment in the Fund and the Lehman Brothers GNMA Index

----------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99

                           1 Year            5 Years         10 Years
----------------------------------------------------------------------
Fund                        3.17%             6.70%            7.71%

*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/89 to a $10,000 investment made in the Lehman Brothers GNMA Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially out performing the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
April 30, 1999

---------------------------------------------------------------------------------------------------
                                                             Principal
Bonds and Notes--111.0%                                      Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
U.S. Government Agencies/
Mortgage-Backed Securities--84.8%
Government National Mortgage Association I:
  6%                                                        32,500,000 a                31,486,260
  6.5%                                                      97,440,000 a                96,891,413
  6.5%, 9/15/2008-3/15/2029                                 97,051,137 b                98,166,827
  7%                                                        14,000,000 a                14,205,520
  7%, 11/15/2022-12/15/2023                                 27,351,531                  27,936,068
  7.5%                                                      11,150,000 a                11,491,413
  7.5%, 8/15/2000-12/15/2023                               136,793,583                 142,211,998
  8%, 4/15/2008-12/15/2022                                  47,154,632 b                49,548,209
  8.5%, 2/15/2006-12/15/2022                                40,181,155 b                42,960,031
  9%, 7/15/2001-12/15/2022                                  37,175,980                  40,023,872
  9.5%, 1/15/2016-11/15/2024                                25,051,786                  27,248,013
  11%, 9/15/2000-1/15/2001                                      88,777                      93,826
                                                                                       582,263,450
Government National Mortgage Association II:
  6.5%, 2/20/2027-9/20/2027                                  1,129,207  c                1,148,613
  9%, 3/20/2016                                              1,227,323                   1,309,014
  9.5%, 2/20/2016-2/20/2025                                  2,670,273                   2,861,120
  10.5%, 7/20/2013-9/20/2018                                 2,149,315                   2,335,007
                                                                                         7,653,754
Government National Mortgage Association I,
  Graduated Payment Mortgage:
  10.25%, 8/15/2018-10/15/2018                                  80,180                      87,821
  10.75%, 3/15/2010-2/15/2016                                  260,639                     286,968
  12.25%, 3/15/2015                                             32,542                      36,894
                                                                                           411,683
Government National Mortgage Association II,
  Graduated Payment Mortgage,
  11.75%, 6/20/2015-1/20/2016                                  166,578                     186,359
Government National Mortgage Association I,
  Construction Loans:
  6.5%                                                      10,236,267 a                 9,961,167
  6.5%, 2/15/2001                                            7,689,533                   7,482,877
  6.75%                                                     12,286,824 a                12,220,075
  6.75%, 7/15/2000-3/15/2040                                 7,089,875                   7,061,233

                                                                  The Fund   7

---------------------------------------------------------------------------------------------------
                                                             Principal
Bonds and Notes (continued)                                  Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
U.S. Government Agencies/
Mortgage-Backed Securities (continued)
Government National Mortgage Association I,
  Construction Loans (continued):
  6.875%                                                     3,465,094 a                 3,479,171
  6.875%, 2/15/2040                                          4,004,906                   4,021,176
  7.25%                                                        430,740 a                   449,046
  7.25%, 7/15/2000                                           7,461,860                   7,778,990
                                                                                        52,453,735
Government National Mortgage Association I,
  Project Loans:
  5.95%, 11/15/2033                                          4,538,681 a                 4,402,521
  6.3%, 11/15/2038                                          21,280,440 a                21,240,433
  6.315%, 10/15/2033                                         1,506,386                   1,505,437
  6.355%, 8/15/2024                                          3,367,183                   3,372,436
  6.36%, 2/15/2037                                          20,422,929                  20,314,279
  6.375%, 10/15/2033-1/15/2034                              20,920,461                  20,897,563
  6.38%, 9/15/2033                                           8,463,335                   8,518,854
  6.4%, 10/15/2033-9/15/2038                                12,782,162                  12,660,827
  6.41%, 8/15/2028                                           1,846,526                   1,863,828
  6.47%, 9/15/2033                                           3,208,191                   3,247,267
  6.5%, 12/15/2023-10/15/2033                               44,673,851                  45,191,582
  6.55%, 7/15/2033                                           7,989,442                   8,126,700
  6.6%, 9/15/2019-9/15/2030                                  9,227,576  b                9,429,384
  6.625%, 6/15/2028-10/15/2033                              22,891,389                  23,390,519
  6.75%, 10/15/2033-1/15/2034                               13,964,061                  14,291,111
  6.95%, 12/15/2038                                          9,181,536                   9,488,474
  7.25%, 5/15/2033                                           6,983,116                   7,371,517
                                                                                       215,312,732
Federal Home Loan Mortgage Corp.:
  Real Estate Mortgage Investment Conduit,
  Stripped Securities, Interest Only Class:
    Ser. 1379, Cl. T, 7.5%, 2021                            10,000,000 d                 1,454,000
    Ser. 1583, Cl. ID, 7%, 2023                              5,059,464 d                 1,207,138
    Ser. 1628, Cl. MA, 6.5%, 2022                            9,296,380 d                 1,109,755
    Ser. 1829, Cl. I, 6.5%, 2017                             4,383,220 d                   404,078
    Ser. 1882, Cl. PK, 7%, 2026                              3,181,482 d                   812,519
    Ser. 1969, Cl. PI, 7%, 2009                              6,024,676 d                   664,823
    Ser. 1998, Cl. PK, 7%, 2026                             13,327,078 d                 2,398,874

---------------------------------------------------------------------------------------------------
                                                             Principal
Bonds and Notes (continued)                                  Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
U.S. Government Agencies/
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp.:
  Real Estate Mortgage Investment Conduit,
  Stripped Securities, Interest Only Class (continued):
    Ser. 1999, Cl. QK, 7%, 2025                              9,514,950 d                 1,432,286
    Ser. 2021, Cl. PS, 6.5%, 2026                           10,917,075 d                 2,198,917
    Ser. 2043, Cl. IE, 6.5%, 2023                           29,993,269 d                 5,530,009
    Ser. 2065, Cl. PH, 6.5%, 2021                            4,642,230 d                   870,418
  Structured Pass-Through Securities,
    Ser. T-14, Cl. A-5, 6.4%, 2028                          13,289,000                  11,982,940
                                                                                        30,065,757
Federal National Mortgage Association:
  6.82%, 2028                                                3,559,089                   3,672,430
  Stripped Securities, Interest Only Class:
    Ser. 1993-133, Cl. HA, 9.96%, 2022                       8,200,000 d                 2,156,600
    Ser. 1997-16, Cl. PJ, 7%, 2026                           9,002,787 d                 1,583,928
    Ser. 1997-40, Cl. PI, 7%, 2027                          31,676,142 d                 7,275,614
    Ser. 1997-84, Cl. PI, 6.5%, 2021                         2,414,201 d                   554,759
    Ser. 1997-85, Cl. PI, 7%, 2018                          17,980,858 d                 2,888,175
                                                                                        18,131,506
Total U.S. Government Agencies/
Mortgage-Backed Securities                                                             906,478,976

Asset-Backed Securities--6.9%
ACLB Business Loan Receivables Trust,
  Ser. 1998-1, Cl. A-1, 6.435%, 2019                         9,550,586 e                 9,404,343
Copelco Capital Funding,
  Ser. 1999-A, Cl. A-5, 5.95%, 2004                         18,000,000 e                18,028,125
Discover Card Master Trust I,
  Ser. 1999-4, Cl. A, 5.65%, 2004                            8,500,000 e                 8,388,438
Equivantage Home Equity Loan Trust:
  Ser. 1996-2, Cl. A-4, 8.05%, 2027                          6,251,000 e                 6,456,977
  Ser. 1997-1, Cl. A-4, 7.275%, 2028                         7,000,000 e                 7,206,535
The Money Store Home Equity Trust,
  Ser. 1997-D, Cl. AF-7, 6.485%, 2038                        7,225,000 e                 7,240,714
Nomura Depositor Trust,
  Ser. 1998-ST1, Cl. A-3, 5.506%, 2003                       7,500,000 e,f               7,436,719

                                                                  The Fund  9

---------------------------------------------------------------------------------------------------
                                                             Principal
Bonds and Notes (continued)                                  Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
Asset-Backed Securities (continued)
Residential Asset Securities,
  Ser. 1997-KS4, Cl. AI-5, 6.98%, 2027                      10,000,000 e                10,069,250
Total Asset-Backed Securities                                                           74,231,101

Commercial Mortgage Pass-Through Ctfs.--12.7%
Asset Securitization,
  Ser. 1997-D5, Cl. A-2, 7.069%, 2041                       11,450,781 f                11,123,360
BTC Mortgage Investors Trust,
  Ser. 1997-S1, Cl. C, 6.645%, 2009                         20,000,000 e                19,987,500
CS First Boston Mortgage Securities,
  Ser. 1998-C1, Cl. C, 6.78%, 2009                          32,000,000 b                32,094,240
DLJ Commercial Mortgage,
  Ser. 1998-ST2A, Cl. A-3, 5.988%, 2000                     20,846,000 e,f              20,872,057
GS Mortgage Securities Corp. II,
  Ser. 1998-FL1, Cl. C, 5.428%, 2000                        16,000,000 e,f              15,930,000
Library Tower Trust I,
  Ser. 1998-I, Cl. B, 6.66%, 2029                            6,500,000 e,f               6,398,405
Merrill Lynch Mortgage Investors,
  Ser. 1997-SD1, Cl. F, 5.45%, 2010                          5,000,000 e,f               4,839,063
Nomura Asset Securities,
  Ser. 1998-D6, Cl. A-3, 7.226%, 2028                       25,000,000 b,f              24,496,094
Total Commercial Mortgage Pass-Through Ctfs.                                           135,740,719

Residential Mortgage Pass-Through Ctfs.--4.1%
BA Mortgage Securities,
  Ser. 1998-2, Cl. B-1, 6.5%, 2013                             446,321                     434,885
Blackrock Capital Finance,
  Ser. 1997-R3, Cl. B-2, 7.25%, 2028                        12,657,238 e                11,529,953
GE Capital Mortgage Services:
  Ser. 1997-13, Cl. B-1, 6.75%, 2012                           474,476                     445,713
  Ser. 1998-1, Cl. B-1, 6.75%, 2013                            951,670                     921,408
  Ser. 1998-16:
    Cl. B-1, 6.5%, 2013                                        609,163                     579,802
    Cl. M, 6.5%, 2013                                        1,827,493                   1,761,375

---------------------------------------------------------------------------------------------------
                                                             Principal
Bonds and Notes (continued)                                  Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
Residential Mortgage Pass-Through Ctfs. (continued)
Norwest Asset Securities,
  Ser. 1997-20, Cl. B-1, 6.75%, 2012                           963,787                     935,365
  Ser. 1998-9:
    Cl. B-1, 6.5%, 2028                                      3,266,233                   3,119,939
    Cl. B-2, 6.5%, 2028                                      3,129,769                   2,967,397
  Ser. 1998-14, Cl. B-2, 6.5%, 2013                          1,447,966                   1,350,561
PNC Mortgage Securities,
  Ser. 1998-2:
    Cl. 3B-2, 6.75%, 2013                                      742,362                     746,802
    Cl. 4B-2, 6.75%, 2027                                      660,035                     629,505
  Ser. 1998-11, Cl. 2B-2, 6.25%, 2013                          514,787                     493,070
Prudential Home Mortgage Securities,
  Ser. 1995-7, Cl. B-1, 7%, 2025                             3,906,818  e                3,996,285
  Ser. 1996-8, Cl. B-1, 6.75%, 2026                          2,611,302                   2,536,593
Residential Funding Mortgage Securities I:
  Ser. 1996-S7, Cl. M-2, 7%, 2026                            4,807,612                   4,691,028
  Ser. 1997-S10, Cl. M-2, 7%, 2012                             852,829                     856,442
  Ser. 1997-S11, Cl. M-2, 7%, 2012                             716,868                     719,876
  Ser. 1997-S16, Cl. M-2, 6.75%, 2012                        1,204,333                   1,208,525
  Ser. 1998-S1, Cl. M-2, 6.5%, 2013                          1,071,702                   1,042,402
  Ser. 1998-S14, Cl. M-2, 6.5%, 2013                         1,658,195                   1,636,896
  Ser. 1998-S16:
    Cl. M-1, 6.5%, 2013                                      1,043,463                   1,024,452
    Cl. M-2, 6.5%, 2013                                        372,734                     362,291
Total Residential Mortgage Pass-Through Ctfs.                                           43,990,565

U.S. Governments--2.5%
U.S. Treasury Bonds,
  5.25%, 2/15/2029                                          13,000,000                  12,217,920
U.S. Treasury Notes,
  4.875%, 3/31/2001                                         15,000,000                  14,946,600
Total U.S. Governments                                                                  27,164,520
Total Bonds and Notes
  (cost $1,191,189,807)                                                              1,187,605,881

                                                                  The Fund  11

---------------------------------------------------------------------------------------------------
                                                             Principal
Short-Term Investments--4.6%                                 Amount ($)                   Value ($)
---------------------------------------------------------------------------------------------------
Repurchase Agreements--4.5%
Bear, Stearns & Co.,
  4.78% Dated 4/30/1999, Due 5/3/1999 in
  the amount of $47,797,032 (fully
  collateralized by $47,615,000,
  U.S. Treasury Notes due 12/31/1999,
  value $48,748,240)                                        47,778,000                  47,778,000
U.S. Treasury Bills--.1%
  4.35%, 6/10/1999                                           1,100,000 g                 1,094,683
Total Short-Term Investments
  (cost $48,872,867)                                                                    48,872,683
---------------------------------------------------------------------------------------------------
Total Investments
  (cost $1,240,062,674)                                         115.6%               1,236,478,564

Liabilities, Less Cash and Receivables                          (15.6%)               (168,131,398)

Net Assets                                                      100.0%               1,068,347,166

a  Purchased on a forward commitment basis.
b Securities held in whole or in part by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
c Adjustable rate mortgage-interest rate subject to change periodically.
d Reflects notional face.
e Securities exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999 these securities amounted to $157,784,364, or 14.8% of net assets.
f Variable rate security--interest rate subject to change periodically.
g Held by the custodian in a segregated account as collateral for open financial futures positions.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
April 30, 1999

---------------------------------------------------------------------------------------------
                                                 Market Value                     Unrealized
                                                      Covered                   Appreciation
                            Contracts         by Contracts ($)   Expiration    at 4/30/99 ($)
---------------------------------------------------------------------------------------------
Financial Futures Short
U.S. Treasury 5 year Notes         11               1,222,547      June `99            6,016
U.S. Treasury 10 year Notes       639              73,285,313      June `99          704,062
                                                                                     710,078

                                                                  The Fund  13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

---------------------------------------------------------------------------------------------------
                                                                             Cost            Value
---------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments--Note 1(b)                                            1,240,062,674    1,236,478,564
Cash                                                                                     1,183,380
Receivable for investment securities sold                                               11,819,177
Interest receivable                                                                      7,437,960
Receivable for futures variation margin--Note 4(a)                                         771,180
Paydowns receivable                                                                        222,921
Receivable for shares of Common Stock subscribed                                            52,926
Prepaid expenses                                                                            90,222
                                                                                     1,258,056,330
---------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                              780,496
Due to Distributor                                                                          31,327
Payable for investment securities purchased                                            187,850,976
Payable for shares of Common Stock redeemed                                                582,526
Accrued expenses                                                                           463,839
                                                                                       189,709,164
---------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       1,068,347,166
---------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      1,134,731,947
Accumulated undistributed investment income--net                                         8,657,196
Accumulated net realized gain (loss) on investments                                    (72,167,945)
Accumulated net unrealized appreciation (depreciation)
  on investments (including $710,078 net unrealized
  appreciation on financial futures)--Note 4(b)                                         (2,874,032)
---------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       1,068,347,166
---------------------------------------------------------------------------------------------------
Shares Outstanding
(1.1 billion shares of $.01 par value Common Stock authorized)                          73,499,795
Net Asset Value, offering and redemption price per share ($)                                 14.54

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Interest Income                                                                    82,930,299
Expenses:
Management fee--Note 3(a)                                                           6,741,733
Shareholder servicing costs--Note 3(b)                                              3,256,954
Interest expense--Note 2                                                            2,794,255
Custodian fees--Note 3(b)                                                             191,025
Prospectus and shareholders' reports--Note 3(b)                                        77,732
Professional fees                                                                      76,911
Directors' fees and expenses--Note 3(c)                                                54,780
Registration fees                                                                      39,225
Loan commitment fees--Note 2                                                            4,218
Miscellaneous                                                                         119,360
Total Expenses                                                                     13,356,193
Investment Income--Net                                                             69,574,106
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                             4,135,929
Net realized gain (loss) on financial futures                                     (11,811,840)
Net Realized Gain (Loss)                                                           (7,675,911)
Net unrealized appreciation (depreciation) on investments
  (including $1,164,765 net unrealized appreciation on financial futures)         (26,810,826)
Net Realized and Unrealized Gain (Loss) on Investments                            (34,486,737)
Net Increase in Net Assets Resulting From Operations                               35,087,369

See notes to financial statements.

                                                                  The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                                    Year Ended April 30,
                                                                 ---------------------------
                                                                        1999           1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                            69,574,106     74,650,067
Net realized gain (loss) on investments                           (7,675,911)    38,532,099
Net unrealized appreciation (depreciation)
  on investments                                                 (26,810,826)     6,438,970
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       35,087,369    119,621,136
--------------------------------------------------------------------------------------------
Net Equalization (Debits)--Note 1(e)                                (459,399)      (695,148)
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                           (69,470,086)   (74,369,089)
--------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                    104,458,260    114,622,488
Dividends reinvested                                              52,915,133     56,722,579
Cost of shares redeemed                                         (226,975,934)  (283,568,803)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                                     (69,602,541)  (112,223,736)
Total Increase (Decrease) in Net Assets                         (104,444,657)   (67,666,837)
--------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                            1,172,791,823  1,240,458,660
End of Period                                                  1,068,347,166  1,172,791,823
Undistributed investment income--net                               8,657,196      9,012,575
--------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                        7,125,121      7,775,411
Shares issued for dividends reinvested                             3,607,778      3,860,656
Shares redeemed                                                  (15,495,970)   (19,256,753)
Net Increase (Decrease) in Shares Outstanding                     (4,763,071)    (7,620,686)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                                                      Year Ended April 30,
                                    -----------------------------------------------------
                                        1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
  of period                            14.99      14.44      14.50      14.32      14.48
Investment Operations:
Investment income--net                   .92        .91        .92        .96        .98
Net realized and unrealized gain
  (loss) on investments                 (.46)       .55       (.05)       .18       (.18)
Total from Investment Operations         .46       1.46        .87       1.14        .80
Distributions:
Dividends from investment
  income--net                           (.91)      (.91)      (.93)      (.96)      (.96)
Net asset value, end of period         14.54      14.99      14.44      14.50      14.32
-----------------------------------------------------------------------------------------
Total Return (%)                        3.17      10.38       6.17       8.11       5.81
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                     .94        .96        .96        .96        .97
-----------------------------------------------------------------------------------------
Ratio of interest expense and loan
  commitment fees to average
  net assets                             .25         --         --         --         --
Ratio of net investment income
  to average net assets                 6.19       6.16       6.38       6.57       6.90
Portfolio Turnover Rate               206.15     342.71     323.99     144.43     362.70
-----------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                      1,068,347  1,172,792  1,240,459  1,373,618  1,435,873

See notes to financial statements.
                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

                                                                  The Fund  19

On April 30, 1999, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on May 3, 1999 (ex-dividend date) to shareholders of record as of the close of business on April 30, 1999.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $71,298,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999, if not applied, $58,671,000 of the carryover expires in fiscal 2003, $5,711,000 expires in fiscal 2005 and $6,916,000 expires in fiscal 2007.

(e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

Effective January 15, 1999, the Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

Prior to January 15, 1999, the Fund participated with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund had agreed to pay commitment fees on its pro rata portion of the Facility. Interest was charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional

                                                                  The Fund  21
information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1999, the Fund was charged $2,266,986 pursuant to the Plan.

Effective May 1, 1999, the Fund's Board of Directors approved amendments to the Fund's Plan adopted under Rule 12b-1, under which the Fund was charged at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. The Plan was amended to provide only for reimbursement of costs chargeable to the Fund, under the Plan at an amount not to exceed an annual rate of .20 of 1% of the value of the Fund's average daily net assets.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $686,073 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $191,025 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1999 amounted to $2,713,110,650 and $ 2,720,189,911, respectively.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999, are set forth in the Statement of Financial Futures.

(b) At April 30, 1999, accumulated net unrealized depreciation on investments and financial futures was $2,874,032, consisting of $17,469,377 gross unrealized appreciation and $20,343,409 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the Fund to interest rate risk and counter party credit risk.

As of April 30, 1999, the Fund had no reverse repurchase agreements outstanding. The average daily amount outstanding during the period ended April 30, 1999 was approximately $51,943,745, with a related weighted average annualized interest rate of 5.38%.

                                                                  The Fund  23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 1999 and of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                        Ernst & Young LLP

New York, New York
June 11, 1999

               For More Information

                     Dreyfus
                     GNMA Fund, Inc.
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation    265AR994